SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               Form 8-K

                            Current Report


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

                  Date of Report:   September 29, 1997



                            SPORTMART, INC.
        (Exact name of registrant as specified in its charter)

                               DELAWARE
            (State of Other Jurisdiction of Incorporation)

         0-20672                             36-2702213
    (Commission File No.)                 (I.R.S. Employer
                                          Identification No.)

       1400 South Wolf Road, Suite 200, Wheeling, Illinois 60090
     (Address of principal executive offices, including zip code)


  Registrant's telephone number, including area code: (847) 520-0100
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Item 5.   Other Events.

On September 29, 1997, the Registrant issued the press release attached as Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release of Registrant dated September 29, 1997.
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                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Sportmart, Inc.

Dated:  October 7, 1997                By: /S/ Andrew S. Hochberg
                                               Andrew S. Hochberg,
                                               Chief Executive Officer
                                           (Principal Executive Officer)
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